UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 9, 2012
AMICUS THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33497	71-0869350

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Cedar Brook Drive, Cranbury, NJ	08512

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (609) 662-2000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On January 12, 2012, John F. Crowley, Chairman and Chief Executive Officer of Amicus Therapeutics, Inc. (the “Company”), will participate in the 30th Annual J.P. Morgan Healthcare Conference (the “Conference”). A copy of the presentation to be given by Mr. Crowley at the Conference is attached to this Current Report as Exhibit 99.1. In addition, on January 9, 2012, the Company filed a press release, a copy of which is attached to this Current Report as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits: The Exhibit Index annexed hereto is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amicus Therapeutics, Inc.
Date: January 9, 2012	By:	/s/ Geoffrey P. Gilmore
Geoffrey P. Gilmore
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation Materials
99.2	Press Release dated January 9, 2012